UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2004

PennRock Financial Services Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15040	23-2400021
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1060 Main St., P.O. Box 580, Blue Ball, Pennsylvania		17506-0580
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-354-4541

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On December 14, 2004, PennRock Financial Services Corp. issued a press release announcing the declaration of a quarterly cash dividend. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report on Form 8-K (including the Exhibit) furnished pursuant to Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PennRock Financial Services Corp.

December 14, 2004	By:	George B. Crisp

Name: George B. Crisp
Title: Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of PennRock Financial Services Corp. announcing the payment of a quarterly cash dividend.